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                                CERTIFICATE OF TRUST

                                         OF

                             MEDIAONE FINANCE TRUST III

         This Certificate of Trust of MediaOne Finance Trust III (the "Trust"), dated October 5, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C. Sections 3801 ET SEQ.).

         1. NAME. The name of the business trust being formed hereby is MediaOne Finance Trust III.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is First Chicago Delaware Inc., 300 King Street, Wilmington, Delaware 19801.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective as of its filing.

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         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                        Constance P. Campbell
                                        As Trustee

                                        /s/ Constance P. Campbell
                                        ----------------------------------



                                        Stephen E. Brilz
                                        As Trustee

                                        /s/ Stephen E. Brilz
                                        ----------------------------------



                                        Rahn K. Porter
                                        As Trustee

                                        /s/ Rahn K. Porter
                                        ----------------------------------



                                        First Chicago Delaware Inc.
                                        As Trustee

                                        By: /s/ Steven M. Wagner
                                            ------------------------------
                                        Name: Steven M. Wagner
                                        Title: Vice President


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